                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                                OCTOBER 16, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                     THE PNC FINANCIAL SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NUMBER 1-9718

            PENNSYLVANIA                                  25-1435979
   (State or other jurisdiction of                     (I.R.S. Employer
   incorporation or organization)                    Identification No.)

                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
          (Address of principal executive offices, including zip code)


                                 (412) 762-2000
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)



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ITEM 5.    OTHER EVENTS

           On October 16, 2003, The PNC Financial Services Group, Inc. (the
           "Corporation") issued a press release regarding the Corporation's earnings and business for the quarter ended September 30, 2003. A copy of this press release is included in this report as Exhibit 99.1 and is incorporated herein by reference with the exception of the following portions of the press release:

           - the fifth full paragraph of the press release;

           - footnote (b) to the table under Consolidated Financial Highlights captioned "Selected Ratios"; and

           - the entire table under Consolidated Financial Highlights captioned
             "Reconciliation of Quarterly GAAP Earnings to Normalized Earnings," including the accompanying footnotes.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c) The exhibit listed on the Exhibit Index accompanying this Form
               8-K is included herewith.

ITEM 12.   DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           On October 16, 2003, the Corporation issued a press release regarding the Corporation's earnings and business for the quarter ended
           September 30, 2003. A copy of this press release is included in this report as Exhibit 99.1 and is furnished herewith.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE PNC FINANCIAL SERVICES GROUP, INC.
                                         (Registrant)

           Date:  October 16, 2003       By:   /s/ Samuel R. Patterson
                                               --------------------------------
                                               Samuel R. Patterson
                                               Controller



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                                  EXHIBIT INDEX

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
Number      Description                                     Method of Filing
------      -----------                                     -----------------
99.1        Press Release dated October 16, 2003            Included Herewith


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